UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2014

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 16, 2014, Opexa Therapeutics, Inc. issued a press release entitled “Opexa Therapeutics, Inc. Announces Termination of Public Offering of Common Stock,” a copy of which is hereby filed as Exhibit 99.1 and is incorporated herein by reference.  The termination results from an assessment by Opexa’s management that current market conditions are not conducive for an offering on terms that would be in the best interests of Opexa’s stockholders. As a result of such termination, no shares will be sold pursuant to the offering.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release issued by Opexa Therapeutics, Inc. on September 16, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 16, 2014	OPEXA THERAPEUTICS, INC.

		By:	/s/ Neil K. Warma
Neil K. Warma
President and Chief Executive Officer
3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Opexa Therapeutics, Inc. on September 16, 2014.